借款协议（ Loan Agreement)

Party A ：Fan Zhou （Ontario Driver License：Z36272590656229）

Party B ：Farvision Education Group Inc.

甲、乙双方在互惠互利、共同发展的基础上，甲方为了支持乙方的发展，双方就甲方向乙方提供借款达成如下协议：On the basis of mutual benefit and common development, both parties A and B, in order to support the development of Party B, the two parties have reached the following agreement on the loan provided by Party A to Party B:

1、甲方向乙方提供临时周转无息借款，金额为 1，145，840 美元。Party A provides Party B with a temporary interest-free loan with an amount of US$1,145,840.

2、借款时间 12 个月，根据乙方资金安排可提前还款。The borrowing time is 12 months, and the loan can be repaid in advance according to Party B's funding arrangement.

3、未尽事宜，双方友好协商。The outstanding matters shall be negotiated amicably by both parties.

4、本借款协议一式两份，双方签字后生效。 This loan agreement is in duplicate, and it will become effective after both parties sign off it.

甲方签字：

Party A ：Fan Zhou （Ontario Driver License：Z36272590656229）

March 31, 2021, 2021 年 3 月 31 日

乙方签字：

Party B ：Farvision Education Group Inc.

March 31, 2021, 2021 年 3 月 31 日

借款协议

Party A：Fan Zhou （Driver License：Z36272590656229）

Party B：123 Real Estate Development Ontario Ltd.

甲、乙双方在互惠互利、共同发展的基础上，甲方为了支持乙方的发展，双方就甲方向乙方提供借款达成如下协议：

1、甲方向乙方提供临时周转无息借款，金额为 1，590，457 美元。

2、借款时间 12 个月，根据乙方资金安排可提前还款。

3、未尽事宜，双方友好协商。

4、本借款协议一式两份，双方签字后生效。

甲方签字： 乙方签字：

2021 年 5 月 18 日 2021 年 5 月 18 日

借款协议

Party A：Fan Zhou (Driver License：Z36272590656229)

Party B：Visionary Education Services and Management Inc.

甲、乙双方在互惠互利、共同发展的基础上，甲方为了支持乙方的发展，双方就甲方向乙方提供借款达成如下协议：

1、甲方向乙方提供临时周转无息借款，金额为 2，027，833 美元。

2、借款时间 12 个月，根据乙方资金安排可提前还款。

3、未尽事宜，双方友好协商。

4、本借款协议一式两份，双方签字后生效。

甲方签字：　　　　　　　　　　　　乙方签字：

2021 年 11 月 5 日　　　　　　　　2021 年 11 月 5 日